Exhibit 10.2

EXECUTION VERSION

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”), dated as of December 2, 2015, is entered into by and among Offshore Group Investment Limited, a Cayman Islands exempted company with limited liability (“Buyer”), Vantage Drilling Company, a Cayman Islands exempted company with limited liability (“Seller”), Vantage International Management Company Pte. Ltd., a private company limited by shares and incorporated in the Republic of Singapore (“VIMCO Singapore”), and Vantage Energy Services, Inc., a Delaware corporation (“VESI”).

RECITALS

WHEREAS, Buyer and its affiliates that are guarantors under Buyer’s secured debt, other than Seller (collectively, the “Debtors”), the ultimate parent company of all of the Debtors, intend to commence Chapter 11 cases in the United States Bankruptcy Court for the District of Delaware, and in connection therewith, the Debtors, Seller and certain of the Debtors’ creditors have entered into or intend to enter into a Restructuring Support Agreement, dated as of December 1, 2015 (the “RSA”);

WHEREAS, Seller owns 100% of the outstanding shares of capital stock of VIMCO Singapore;

WHEREAS, Seller owns 100% of the outstanding shares of capital stock of VESI (VESI together with VIMCO Singapore, the “Purchased Companies”);

WHEREAS, as contemplated by the terms of the RSA, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of the outstanding equity of the Purchased Companies (the “Purchased Shares”), subject to the terms and conditions set forth herein;

WHEREAS, as reflected in the books and records of the parties as of September 30, 2015, (a) VESI has an intercompany receivable in the aggregate amount of $3,225,346 owed by Buyer on a consolidated basis (including, with its affiliates that are intended to be Debtors) (the “VESI Buyer Receivable”), (b) VIMCO Singapore has an intercompany receivable in the aggregate amount of $17,827,137 owed by Buyer on a consolidated basis (including, with its affiliates that are intended to be Debtors) (the “VIMCO Singapore Buyer Receivable”), (c) VIMCO Singapore has an intercompany receivable in the aggregate amount of $98,731,362 owed by Seller and its subsidiaries (other than VESI and VIMCO Singapore) (the “VIMCO Singapore Seller Receivable”) and (d) Seller and its subsidiaries (other than VESI and VIMCO Singapore) have an intercompany receivable in the aggregate amount of $115,666,499 owed by VESI (the “Seller VESI Receivable” and together with the VESI Buyer Receivable, the VIMCO Singapore Buyer Receivable and the VIMCO Singapore Seller Receivable, the “Receivables”); and

WHEREAS, as contemplated by the terms of the RSA, Buyer, Seller, VIMCO Singapore and VESI agree to settle or otherwise address Receivables involving VESI and VIMCO Singapore in a manner set forth herein that is mutually beneficial to both Buyer and Seller;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined herein), Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in and to the Purchased Shares, free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”) other than as set forth in the organizational documents of the Purchased Companies (collectively, the “Organizational Documents”) and that the shares of the Purchased Companies may not be sold without registration or an exemption from registration under applicable securities laws (“Permitted Encumbrances”), for the consideration specified in Section 1.02.

Section 1.02 Purchase Price. In consideration for the purchase and sale of the Purchased Shares and the contribution of the Seller VESI Receivable to the capital of VESI, Buyer shall pay to Seller $61,477,000 (the “Purchase Price”), which shall be paid in the form of that certain Secured Promissory Note issued by Buyer to Seller, dated as of the date hereof, in the amount of the Purchase Price and attached hereto as Exhibit A (the “Note”), which Note, along with the obligations of Buyer thereunder, is secured pursuant to the terms of that certain Security Agreement, dated as of the date hereof, entered into by Buyer and Seller and attached hereto as Exhibit B (the “Security Agreement”).

Section 1.03 Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place simultaneously with the execution and delivery of this Agreement. At the Closing: (a) Buyer shall pay the Purchase Price by delivery to Seller of the executed Note and Buyer’s executed counterpart to the Security Agreement; (b) each of VESI and Seller hereby transfers the VESI Buyer Receivable to Seller; (c) each of VIMCO Singapore and Seller hereby transfers the VIMCO Singapore Buyer Receivable to Seller; (d) each of VIMCO Singapore and Seller, on behalf of itself and its subsidiaries (other than other than VESI and VIMCO Singapore), shall discharge and extinguish, or cause to be discharged and extinguished, the VIMCO Singapore Seller Receivable; (e) Seller, on behalf of itself and its subsidiaries (other than VESI, VIMCO Singapore and the Debtors), shall contribute the Seller VESI Receivable to the capital of VESI; (f) Seller shall either (i) deliver to Buyer the certificate representing those Purchased Shares in respect of VESI duly endorsed in blank or accompanied by an executed stock power, or (ii) direct VESI to deliver to Buyer a certificate issued in the name of Buyer representing those Purchased Shares in respect of VESI; and (g) Seller shall deliver to Buyer

Seller’s executed counterpart to the Security Agreement and customary share transfer documentation in respect of the Purchased Shares, in a form that is mutually acceptable to Buyer and Seller, and shall comply with any other customary share transfer procedures applicable to those Purchased Shares in respect of VIMCO Singapore. To the extent that any of the Receivables (or any portion thereof) is in the form of a note or other instrument rather than in book-entry form, the parties agree (i) to execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions following the Closing as may be reasonably required to effect the transfers, discharges, extinguishments and contributions contemplated by this Section 1.03, and (ii) that the Closing shall not be delayed as a result of the foregoing. The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. on the date of the Closing.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to the other parties that the statements contained in this Article II are true and correct as of the date hereof. For purposes of this Article II, “Seller’s knowledge,” “knowledge of Seller” and any similar phrases shall mean the actual knowledge of any officer of Seller, after reasonable inquiry, and shall include the express contents of any notice received in writing by Seller.

Section 2.01 Organization of Seller; Authority of Seller; Enforceability. Seller is an exempted company with limited liability, and is duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. Seller has the requisite company power and authority to execute and deliver this Agreement, the Security Agreement and any documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement, the Security Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller. This Agreement, the Security Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement, the Security Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

Section 2.02 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement, the Security Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any judgment, order, decree, injunction, statute, law, ordinance, rule or regulation applicable to Seller or the Purchased Companies; (b) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of notice, termination, acceleration or modification of any obligation or loss of any benefit under any legally binding contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, lease, license or use and occupancy agreement (any “Contract”) or other instrument to which Seller or either Purchased Company is a party or is otherwise bound; (c) result in any violation, conflict with or constitute a default under the Organizational Documents; (d) result in the creation or imposition of any Encumbrance on the Purchased Shares other than a Permitted Encumbrance; or (e) violate or conflict with the organizational documents of Seller. No consent, approval, waiver or authorization is required to be obtained by Seller or the Purchased Companies from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the Security Agreement, and the consummation of the transactions contemplated hereby.

Section 2.03 Legal Proceedings. There is no claim, action, suit, proceeding or governmental investigation (“Action”) of any nature pending or, to Seller’s knowledge, threatened against or by Seller or any affiliate of Seller: (a) relating to or affecting the Purchased Companies; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To Seller’s knowledge, no event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 2.04 Ownership of Purchased Companies. Seller is the sole legal, beneficial, record and equitable owner of all of the Purchased Shares, free and clear of all Encumbrances other than Permitted Encumbrances and has good title to the Purchased Shares and the requisite power and authority to sell, assign and transfer the Purchased Shares as provided herein without obtaining the consent or approval of any third party. There are no outstanding preemptive, conversion, subscription or other rights, warrants, options or agreements to purchase or sell any equity of the Purchased Companies, and the Purchased Shares have not been pledged or assigned to any third party. Upon the consummation of the transactions contemplated hereby, Buyer will acquire good and valid title to the Purchased Shares, free and clear of all Encumbrances, other than Permitted Encumbrances. Except for the Organizational Documents, there are no voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Purchased Shares.

Section 2.05 Authorized and Outstanding Capital. The issued share capital of VIMCO Singapore consists of 500,000 ordinary shares, all of which have been fully paid. The authorized capital stock of VESI consists of 100 shares of common stock, par value $0.001 per share, of which 100 shares are issued and outstanding. All of such issued and outstanding shares of the Purchased Companies are owned of record and beneficially by Seller and constitute the Purchased Shares.

Section 2.06 Receivables. Neither Seller or any of its subsidiaries, nor, to the knowledge of Seller, any other party, has transferred any of its rights or interests with respect to the Receivables (or any portion thereof) to any other party.

Section 2.07 No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Article II, neither Seller nor any partner, director, trustee, officer, employee or agent of Seller has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the other parties that the statements contained in this Article III are true and correct as of the date hereof. For purposes of this Article III, “Buyer’s knowledge,” “knowledge of Buyer” and any similar phrases shall mean the actual knowledge of any officer of Buyer, after reasonable inquiry, and shall include the express contents of any notice received in writing by Buyer.

Section 3.01 Organization of Buyer; Authority of Buyer; Enforceability. Buyer is an exempted company with limited liability, and is duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. Buyer has the requisite company power and authority to execute and deliver this Agreement, the Note, the Security Agreement and any documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement, the Note, the Security Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer. This Agreement, the Note, the Security Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement, the Note, the Security Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

Section 3.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement, the Note, the Security Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or result in any violation, conflict with or constitute a default under the Organizational Documents or the organizational documents of Buyer; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer; or (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of notice, termination, acceleration or modification of any obligation or loss of any benefit under any Contract or other instrument to which Buyer is a party or is otherwise bound. No consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement, the Note and the Security Agreement, and the consummation of the transactions contemplated hereby.

Section 3.03 Legal Proceedings. There is no Action of any nature pending or, to Buyer’s knowledge, threatened against or by Buyer or any affiliate of Buyer that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To the knowledge of Buyer, no event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 3.04 Receivables. To the knowledge of Buyer, no party has transferred any of its rights or interests with respect to the Receivables (or any portion thereof) to any other party.

Section 3.05 No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Article III, neither Buyer nor any partner, director, trustee, officer, employee or agent of Buyer has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Buyer.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF VIMCO SINGAPORE

VIMCO Singapore represents and warrants to the other parties that the statements contained in this Article IV are true and correct as of the date hereof. For purposes of this Article IV, “VIMCO Singapore’s knowledge,” “knowledge of VIMCO Singapore” and any similar phrases shall mean the actual knowledge of any director of VIMCO Singapore, after reasonable inquiry, and shall include the express contents of any notice received in writing by VIMCO Singapore.

Section 4.01 Organization of VIMCO Singapore; Authority of VIMCO Singapore; Enforceability. VIMCO Singapore is a private company limited by shares and is duly incorporated, validly existing and in good standing under the laws of the Republic of Singapore. VIMCO Singapore has the requisite company power and authority to execute and deliver this Agreement and any documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by VIMCO Singapore of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of VIMCO Singapore. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by VIMCO Singapore and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of VIMCO Singapore, enforceable against VIMCO Singapore in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

Section 4.02 No Conflicts; Consents. The execution, delivery and performance by VIMCO Singapore of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or result in any violation, conflict with or constitute a default under the organizational documents of VIMCO Singapore; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to VIMCO Singapore; or (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of notice, termination, acceleration or modification of any obligation or loss of any benefit under any Contract or other instrument to which VIMCO Singapore is a party or is otherwise bound. No consent, approval, waiver or authorization is required to be obtained by VIMCO Singapore from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by VIMCO Singapore of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.03 Legal Proceedings. There is no Action of any nature pending or, to VIMCO Singapore’s knowledge, threatened against or by VIMCO Singapore or any affiliate of VIMCO Singapore that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To the knowledge of VIMCO Singapore, no event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 4.04 Receivables. Neither VIMCO Singapore, nor, to the knowledge of VIMCO Singapore, any other party, has transferred any of its rights or interests with respect to the Receivables (or any portion thereof) to any other party.

Section 4.05 No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Article IV, neither VIMCO Singapore nor any partner, director, trustee, officer, employee or agent of VIMCO Singapore has made or makes any other express or implied representation or warranty, either written or oral, on behalf of VIMCO Singapore.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF VESI

VESI represents and warrants to the other parties that the statements contained in this Article V are true and correct as of the date hereof. For purposes of this Article V, “VESI’s knowledge,” “knowledge of VESI” and any similar phrases shall mean the actual knowledge of any officer of VESI, after reasonable inquiry, and shall include the express contents of any notice received in writing by VESI.

Section 5.01 Organization of VESI; Authority of VESI; Enforceability. VESI is a corporation and is duly incorporated, validly existing and in good standing under the laws of the State of Delaware. VESI has the requisite company power and authority to execute and deliver this Agreement and any documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by VESI of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of VESI. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by VESI and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of VESI, enforceable against VESI in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

Section 5.02 No Conflicts; Consents. The execution, delivery and performance by VESI of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or result in any violation, conflict with or constitute a default under the organizational documents of VESI; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to VESI; or (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of notice, termination, acceleration or modification of any obligation or loss of any benefit under any Contract or other instrument to which VESI is a party or is otherwise bound. No consent, approval, waiver or authorization is required to be obtained by VESI from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by VESI of this Agreement and the consummation of the transactions contemplated hereby.

Section 5.03 Legal Proceedings. There is no Action of any nature pending or, to VESI’s knowledge, threatened against or by VESI or any affiliate of VESI that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To the knowledge of VESI, no event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 5.04 Receivables. Neither VESI, nor, to the knowledge of VESI, any other party, has transferred any of its rights or interests with respect to the Receivables (or any portion thereof) to any other party.

Section 5.05 No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Article V, neither VESI nor any partner, director, trustee, officer, employee or agent of VESI has made or makes any other express or implied representation or warranty, either written or oral, on behalf of VESI.

ARTICLE VI

COVENANTS

Section 6.01 Voting of Seller’s Shares. Seller agrees that with respect to any and all shares of Buyer that it receives (and as a result holds of record or beneficially owns) pursuant to the terms of the Note, it shall either, at its election, vote such shares in the same proportion as all other votes cast with respect to the applicable matter (such proportion determined without inclusion of the votes cast by Seller) or abstain from voting with respect to such matter. For the avoidance of doubt, Seller’s obligation in this Section 6.01 shall apply only to those shares described in the preceding sentence that are held of record or beneficially owned by Seller and not to any subsequent transferee of such shares.

Section 6.02 Public Announcements. Unless otherwise required by applicable law (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other parties (which consent shall not be unreasonably withheld or delayed), and the parties shall cooperate as to the timing and contents of any such announcement.

Section 6.03 Transfer Taxes. Seller, on the one hand, and Buyer, on the other hand, shall each be responsible for 50% of any sales, use, transfer or stamp taxes, documentary charges, recording fees or similar taxes, charges, fees or expenses, if any, that become due and payable as a result of the transactions contemplated by this Agreement with respect to the Purchased Companies to be sold by Seller to Buyer pursuant to this Agreement.

Section 6.04 Further Assurances. Each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement, the Note and the Security Agreement.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Any provision of this Agreement may be amended, waived or modified only upon the written consent of Seller, Buyer, VIMCO Singapore and VESI.

Section 7.02 This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that no party shall have the right to assign or delegate any of its rights or obligations hereunder or any interest herein without the prior written consent of the other parties.

Section 7.03 Unless otherwise memorialized in a writing executed by the parties, the failure of any party to exercise any of its rights hereunder shall not constitute a waiver thereof in that or any other instance.

Section 7.04 All notices and other required communications hereunder shall be in writing, addressed as follows:

If to Buyer, VIMCO Singapore or VESI:

OFFSHORE GROUP INVESTMENT LIMITED

777 Post Oak Blvd, Suite 800

Houston, TX 77056

Attention: Doug G. Smith

Facsimile Number: (281) 404-4749

If to Seller:

VANTAGE DRILLING COMPANY

777 Post Oak Blvd, Suite 800

Houston, TX 77056

Attention: Doug G. Smith

Facsimile Number: (281) 404-4749

Notices shall be given (a) by personal delivery to Buyer, Seller, VIMCO Singapore or VESI, (b) by facsimile, with confirmation sent by registered or certified mail, return receipt requested, (c) by registered or certified mail, return receipt requested or (d) by reputable overnight courier with all charges paid. All notices shall be effective and deemed delivered (i) if by personal delivery, on the date of delivery if during business hours, otherwise the next business day, (ii) if by facsimile, on the date the facsimile is received if received during business hours, otherwise the next business day, (iii) if solely by mail, upon receipt by the addressee or (iv) if by overnight courier, one business day after deposit with such courier. Buyer, Seller, VIMCO Singapore or VESI may change its address by notice to the other parties given in accordance with this paragraph.

Section 7.05 This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree to and hereby unconditionally and irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in New York County or the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, for the resolution of any claim or dispute arising out of or in connection with this Agreement. The parties hereby unconditionally and irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement brought in any court specified above, or any defense of inconvenient forum for the maintenance of such dispute.

Section 7.06 EACH OF THE PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF BUYER, SELLER, VIMCO SINGAPORE OR VESI IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Section 7.07 This Agreement, together with the Note and Security Agreement, represents the final, entire agreement among the parties regarding the subject matter hereof and thereof.

Section 7.08 The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 7.09 This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER: VANTAGE DRILLING COMPANY

By:
Name: Title:

BUYER: OFFSHORE GROUP INVESTMENT LIMITED

By:
Name: Title:

VANTAGE INTERNATIONAL MANAGEMENT COMPANY PTE. LTD.

By:
Name: Title:

VANTAGE ENERGY SERVICES, INC.

By:
Name: Title:

[SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT]